AMENDMENT AND INCREMENTAL COMMITMENT AGREEMENT NO. 3

AMENDMENT AND INCREMENTAL COMMITMENT AGREEMENT NO. 3 (this “Agreement”) dated as of February 10, 2015 is among Energy Transfer Equity, L.P., a Delaware limited partnership (the “Borrower”), the Restricted Persons party hereto, the several banks and other financial institutions signatories hereto (the “Incremental Commitment Lenders”), and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS
A.    The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), dated as of December 2, 2013 (the “Closing Date”).
B.    The Credit Agreement provides in Section 2.18(a) thereof that the Borrower may increase the Aggregate Commitments by adding, subject to the prior written consent of the Administrative Agent and each LC Issuer (each such consent not to be unreasonably withheld), to the Credit Agreement one or more New Lenders to the Credit Agreement or by allowing one or more Lenders under the Credit Agreement (the “Existing Lenders”) to increase their respective Commitments, in each case, by delivering to the Administrative Agent an incremental commitment agreement executed by the Borrower, the Administrative Agent, any New Lenders and any Existing Lenders agreeing to increase their Commitments.
C.    Each of the undersigned New Lenders now desires to become a party to the Credit Agreement and each of the undersigned Existing Lenders desires to increase its Commitment under the Credit Agreement.
D.    The Borrower has requested that certain amendments and modifications be made to the Credit Agreement, subject to the terms and conditions of this Agreement, and each of the Lenders, including the New Lenders, and the Administrative Agent have entered into this Agreement with the Borrower in order to effectuate such amendments and modifications to the Credit Agreement, all as set forth herein.
E.    NOW, THEREFORE, each of the undersigned hereby agrees as follows:
1. Defined Terms. Unless the context otherwise requires, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Agreement.

2. New Lenders.

(a)    Each New Lender hereby agrees (i) to become a Lender under the Credit Agreement as of the Increase Effective Date (as defined below) with a Commitment as specified opposite its name on Annex A hereto and (ii) that it shall be deemed to be, and hereby becomes as of the Increase Effective Date, a party in all respect to the Credit Agreement and the other Loan Documents to which the Lenders are party and shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(b)    Each New Lender (a) represents and warrants as of the Increase Effective Date that (i) from and after the Increase Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of its Commitment under the Credit Agreement, shall have the obligations of a Lender thereunder, (ii) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Credit Agreement (and this Agreement) on the basis of which it has made such analysis and decision, and (iii) if it is a Foreign Lender, it has provided to the Administrative Agent documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(c)    Each New Lender further represents and warrants to the Administrative Agent, the LC Issuers and each other Lender that (i) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith, and (ii) this Agreement constitutes the legal, valid and binding obligation of such New Lender.

(d)    The address for notices for each of the undersigned New Lenders for the purposes of the Credit Agreement is as specified opposite its name on Annex B hereto.

3. Existing Lenders. Each of the undersigned Existing Lenders agrees that, on the Increase Effective Date, its Commitment shall be increased as specified opposite its name on Annex A hereto.

4. Reallocation. Following the Increase Effective Date, the outstanding Loans and LC Obligations shall be ratably reallocated amongst the Lenders in accordance with the revised Commitments, as modified by this Agreement, without regard to the conditions set forth in Section 4.02 of the Credit Agreement. Such reallocation shall occur automatically without any action by the Borrower, and the Administrative Agent and the Lenders shall determine what amounts, if any, shall be transferred amongst the Lenders to effectuate such reallocation. Each Lender hereby waives (a) the applicability of Section 2.15 of the Credit Agreement and (b) any right to reimbursement under Section 3.05 of the Credit Agreement, in each case, arising in connection with such reallocation.

5. Amendments. On the Increase Effective Date, the Credit Agreement shall be amended as follows:
(a)    The definition of “Lender Hedging Obligations” in Section 1.01 (Defined Terms) is hereby amended by inserting the phrase “but excluding all Excluded Swap Obligations” after the phrase “that is a Lender or an Affiliate of a Lender.”

(b)    Section 2.18(a)(ii) of the Credit Agreement is hereby amended by replacing the “$600,000,000” contained therein with “$900,000,000.”

6. Agreement Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received all of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    an original counterpart of this Agreement, duly executed by the Borrower, each other Restricted Person (other than ETP GP and Regency GP), the Incremental Commitment Lenders which constitute the Majority Lenders and acknowledged by the Administrative Agent and each LC Issuer;
(ii)    a Note (or replacement Note, as applicable) executed by the Borrower in favor of each Incremental Commitment Lender requesting the same reasonably in advance of the Increase Effective Date;
(iii)    a certificate dated as of the Increase Effective Date, signed by a Responsible Officer of the Borrower certifying that each of the conditions to the increase of Commitments contemplated in this Agreement and as set forth in Section 2.18 of the Credit Agreement shall have occurred and been complied with and that, before and after giving effect to the increase of Commitments contemplated by this Agreement, no Default or Event of Default exists;
(iv)    a certificate dated as of the Increase Effective Date, signed by Responsible Officers of the Borrower and each Restricted Person certifying that attached thereto is a true and complete copy of (a) its charter (or similar formation document) (or that there have been no changes to its charter (or similar formation document) since delivery thereof to Administrative Agent on the Closing Date except as attached to such certificate),

(b) a good standing certificate from its state of organization dated as of a recent date, (c) its bylaws (or similar governing document) (or that there have been no changes to its bylaws (or similar governing document) since delivery thereof to Administrative Agent on the Closing Date except as attached to such certificate), (d) resolutions of its board of directors or other governing body approving and authorizing its execution, delivery and performance of this Agreement, and (e) signature and incumbency certificates of its officers authorized to act as Responsible Officers in connection with this Agreement (or that there have been no changes to the incumbency certificates delivered to Administrative Agent on the Closing Date except as set forth in such certificate); and
(v)    a favorable opinion of each of (a) Latham & Watkins LLP, counsel to the Restricted Persons, and (b) the General Counsel of ETP, LLC, in each case in form and substance reasonably satisfactory to the Administrative Agent, relating to this Agreement and any Restricted Persons’ consent to this Agreement, addressed to the Administrative Agent and each Lender, and the Borrower hereby requests such counsel to deliver such opinion.
(b)    The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent payable pursuant to the terms of the Credit Agreement to the extent invoiced at least one (1) day prior to the Increase Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the Increase Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
(c)    The Incremental Commitment Lenders shall have received at least three (3) Business Days prior to the Increase Effective Date, to the extent requested at least five (5) days prior to the Increase Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
The date on which such conditions have been satisfied (or waived) is referred to herein as the “Increase Effective Date”.
7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each of the Incremental Commitment Lenders as follows:
(a)    This Agreement has been duly authorized by all necessary limited partnership action and constitutes the binding obligation of the Borrower.

(b)        The Borrower and each Restricted Person party hereto has duly taken all action necessary to authorize the execution and delivery by it of this Agreement and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder.
(c)        The execution and delivery by the Borrower and each Restricted Person party hereto of this Agreement, the performance by each of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of the Borrower, any of its Subsidiaries or the General Partner, (C) any agreement governing material Indebtedness for borrowed money of the Restricted Persons or (D) any other material agreement, judgment, license, order or permit applicable to or binding upon the Borrower, any of its Restricted Subsidiaries or the General Partner, (ii) result in the acceleration of any material Indebtedness owed by the Borrower, any of its Restricted Subsidiaries or the General Partner, or (iii) result in or require the creation of any Lien upon any assets or properties of the Borrower, any of its Restricted Subsidiaries or the General Partner. No permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of this Agreement or to consummate any transactions contemplated hereby.
(e)        After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
8.     Confirmation of Loan Documents. By its execution on the respective signature lines provided below, as of the Increase Effective Date, each of the Restricted Persons party hereto hereby confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents (in each case, as modified hereby as of such date) to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be complete and correct in all material respects as of such specified earlier date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of such date without impairing any such obligations or Liens in any respect.
9.     Effect of Agreement. On and after the Increase Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement, as supplemented by this Agreement. On and after the Increase Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Increase Effective Date, the terms “Agreement”, “this Agreement”,

“herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as supplemented by this Agreement.
10. No Waiver.     The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
11.     Confidentiality. The parties hereto agree that all information received from the Borrower or any Subsidiary in connection with this Agreement shall be deemed to constitute Information, for purposes of Section 10.07 of the Credit Agreement, regardless of whether such information was clearly identified at the time of delivery as confidential.
12.     Counterparts. This Agreement may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.
13.     References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular article, section or provision of this Agreement.
14.     Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Agreement.
15.     Governing Law. This Agreement is governed by and will be construed in accordance with the law of the State of New York.
16.     Final Agreement of the Parties. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

ENERGY TRANSFER EQUITY, L.P.
By: LE GP, LLC, its general partner

ETE GP ACQUIRER LLC
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

ETE SERVICES COMPANY, LLC
By: Energy Transfer Equity, L.P., its sole member
By: LE GP, LLC, its general partner

ETE COMMON HOLDINGS MEMBER, LLC

ETE COMMON HOLDINGS, LLC

By: /s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

[Signature Page to Incremental Commitment Agreement No. 3]

ENERGY TRANSFER PARTNERS, L.L.C.

By:    /s/ Martin Salinas Jr.
Martin Salinas Jr.
Chief Financial Officer

[Signature Page to Incremental Commitment Agreement No. 3]

REGENCY GP LLC

REGENCY EMPLOYEES MANAGEMENT HOLDINGS LLC
By: Regency GP LP, its sole member
By: Regency GP LLC, its general partner

REGENCY EMPLOYEES MANAGEMENT LLC
By: Regency GP LLC
AND
By: Regency Employee Management Holdings, LLC, its members
By: Regency GP LP, its sole member
By: Regency GP LLC, its general partner

By: /s/ Michael J. Bradley
Michael J. Bradley
President and Chief Executive Officer

[Signature Page to Incremental Commitment Agreement No. 3]

NATIXIS, NEW YORK BRANCH, as a New Lender
By: /s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director
By: /s/ Jarrett C. Price
Name: Jarrett C. Price
Title: Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

ABN AMRO CAPITAL USA LLC, as a New Lender
By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director
By: /s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

[Signature Page to Incremental Commitment Agreement No. 3]

PNC BANK, NATIONAL ASSOCIATION, as a New Lender
By: /s/ M. Colin Warman
Name: M. Colin Warman
Title: Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

HSBC BANK USA, NATIONAL ASSOCIATION, as a New Lender
By: /s/ Brian B. Myers
Name: Brian B. Myers
Title: Senior Vice President Corporate Banking

[Signature Page to Incremental Commitment Agreement No. 3]

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a New Lender
By: /s/ Glen Binder
Name: Glen Binder
Title: Vice President

By: /s/ Francesco DiMario
Name: Francesco DiMario
Title: First Vice President & Head of Credit

[Signature Page to Incremental Commitment Agreement No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Existing Lender
By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory
By: /s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 3]

ROYAL BANK OF CANADA, as an Existing Lender
By: /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 3]

THE ROYAL BANK OF SCOTLAND PLC, as an Existing Lender
By: /s/ Brian Smith
Name: Brian Smith
Title: Authorised Signatory

[Signature Page to Incremental Commitment Agreement No. 3]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Existing Lender
By: /s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

[Signature Page to Incremental Commitment Agreement No. 3]

MIZUHO BANK, LTD., as an Existing Lender
By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 3]

BANK OF AMERICA, N.A., as an Existing Lender
By: /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

[Signature Page to Incremental Commitment Agreement No. 3]

BARCLAYS BANK PLC, as an Existing Lender
By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

CITIBANK, N.A., as an Existing Lender
By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Existing Lender
By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director
By: /s/ Michael Winters
Name: Michael Winters
Title: Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

GOLDMAN SACHS BANK USA, as an Existing Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 3]

UBS AG, STAMFORD BRANCH, as an Existing Lender
By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director
Banking Products Services, US
By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director
Banking Products Services, US

[Signature Page to Incremental Commitment Agreement No. 3]

COMPASS BANK, as an Existing Lender
By: /s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

DNB BANK ASA, GRAND CAYMAN BRANCH, as an Existing Lender
By: /s/ Caroline Adams
Name: Caroline Adams
Title: First Vice President
By: /s/ Henrik Asland
Name: Henrik Asland
Title: Senior Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

SUMITOMO MITSUI BANKING CORPORATION, as an Existing Lender
By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to Incremental Commitment Agreement No. 3]

BNP PARIBAS, as an Existing Lender
By: /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director
By: /s/ Joanna Lau
Name: Joanna Lau
Title: Vice President

[Signature Page to Incremental Commitment Agreement No. 3]

SUNTRUST BANK, as an Existing Lender
By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to Incremental Commitment Agreement No. 3]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Existing Lender
By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director
By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[Signature Page to Incremental Commitment Agreement No. 3]

ING CAPITAL LLC, as an Existing Lender
By: /s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By: /s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

[Signature Page to Incremental Commitment Agreement No. 3]

Accepted and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent and LC Issuer

By:    /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:    /s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as LC Issuer

By:    /s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

THE ROYAL BANK OF SCOTLAND PLC,
as LC Issuer

By:    /s/ Brian Smith
Name: Brian Smith
Title: Authorised Signatory

ROYAL BANK OF CANADA,
as LC Issuer

By:    /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

[Signature Page to Incremental Commitment Agreement No. 3]

Annex A
COMMITMENTS

Lender	Existing Commitment	Amount of Commitment Increase	New Commitment	Percentage
Credit Suisse AG, Cayman Islands Branch	$61,437,500.00	$4,120,956.22	$65,558,456.22	4.37%
Royal Bank of Canada	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
The Royal Bank of Scotland PLC	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
The Bank of Tokyo Mitsubishi UFJ, Ltd.	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Mizuho Bank, Ltd.	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Bank of America, N.A.	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Barclays Bank PLC	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Citibank, N.A.	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Deutsche Bank AG New York Branch	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Compass Bank	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
DNB Bank ASA, Grand Cayman Branch	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Sumitomo Mitsui Banking Corporation	$60,000,000.00	$5,558,456.17	$65,558,456.17	4.37%
BNP Paribas	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Credit Agricole Corporate and Investment Bank	$61,437,500.00	$4,120,956.17	$65,558,456.17	4.37%
Goldman Sachs Bank USA	$61,437,500.00	---	$61,437,500.00	4.10%
Morgan Stanley Senior Funding, Inc.	$61,437,500.00	---	$61,437,500.00	4.10%
UBS AG, Stamford Branch	$61,437,500.00	---	$61,437,500.00	4.10%
Natixis, New York Branch	---	$60,000,000.00	$60,000,000.00	4.00%
Intesa Sanpaolo S.P.A., New York Branch	---	$60,000,000.00	$60,000,000.00	4.00%
ING Capital LLC	$50,000,000.00	$3,353,779.18	$53,353,779.18	3.56%
ABN Amro Capital USA LLC.	---	$45,000,000.00	$45,000,000.00	3.00%
SunTrust Bank	$37,500,000.00	$2,515,334.39	$40,015,334.39	2.67%
PNC Bank, National Association	---	$40,000,000.00	$40,000,000.00	2.67%
JPMorgan Chase Bank, N.A.	$37,500,000.00	---	$37,500,000.00	2.50%
Wells Fargo Bank, N.A.	$32,000,000.00	---	$32,000,000.00	2.13%
HSBC Bank USA, National Association	---	$30,000,000.00	$30,000,000.00	2.00%
TOTAL	$1,200,000,000.00	$300,000,000.00	$1,500,000,000.00	100.00%

Annex B
Addresses for Notices

Natixis, New York Branch
Natixis, New York Branch
1251 Avenue of the Americas
5th Floor, New York, NY 10020
Attention: Marta Sealy
E-mail: Martha.sealy@us.natixis.com
Phone: (212) 872-5031 Direct Line
Facsimile: (201) 761-6931
Attention: Miguel Montalvo
E-mail: Miguel.montalvo@us.natixis.com
Phone: (212) 872-5043 Direct Line
Facsimile: (201) 761-6926

ABN AMRO Capital USA LLC
ABN AMRO Capital USA LLC
100 Park Avenue
New York, New York 10017
Attention: Lilia Engelsbel-Sporysheva
E-mail: tradefinance@abnamro.com
Lilia.Engelsbel-Sporysheva@abnamro.com
Phone: (917) 284-6962
Facsimile: (917) 284-6697

PNC Bank, National Association
PNC Bank, National Association
249 Fifth Avenue
One PNC Plaza
Pittsburgh, PA 15222
Attention: Doreen Kirk
E-mail: Doreen.Kirk@pnc.com
E-mail: ParticipationLA3BRV@pnc.com
Phone: (440) 546-7467
Facsimile: (877) 733-1196

HSBC Bank USA, National Association	HSBC Bank USA, National Association 452 Fifth Avenue New York, New York 10018 Attention: CTLA Loan Admin E-mail: CTLANY.LoanAdmin@us.hsbc.com Phone: (212) 525-1529 Facsimile: (847) 793-3415
Intesa Sanpaolo S.p.A., New York Branch	Intesa Sanpaolo S.p.A., New York Branch 1 William Street New York, NY 10004 Attention: Alex Papace / Peter De Marchis Phone: (212) 607-3531 / 3550 Facsimile: (212) 607-3897